                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  Syntel, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                 [SYNTEL LOGO]

April 29, 2004

Dear Shareholder:

     It is my pleasure to invite you to attend Syntel's 2004 Annual Meeting of Shareholders on Thursday, June 3, 2004, at 10:00 a.m. The meeting will be held at the global headquarters of Syntel, Inc. located at 525 East Big Beaver Road, Suite 300, Troy, Michigan. If you should need directions to Syntel's global headquarters, please contact us at (248) 619-2800.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting, which will consist of the election of directors.

     Your vote is important. Whether or not you plan to attend the meeting, we urge you to complete, sign, and return your proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may of course revoke your proxy and vote in person at the meeting if you wish.

                                          Sincerely,
                                          /S/ BHARAT DESAI

                                          Bharat Desai
                                          Chairman, President, and Chief
                                          Executive Officer

                                  SYNTEL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 3, 2004

--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Syntel, Inc., a Michigan corporation, will be held on Thursday, June 3, 2004, at 10:00 a.m., at Syntel's global headquarters located at 525 East Big Beaver Road, Suite 300, Troy, Michigan. The purposes of the Annual Meeting are to:

     1. elect two directors for a term of three years; and

     2. conduct any other business that is properly raised at the meeting or any adjournment of the meeting.

     Only shareholders of record at the close of business on April 8, 2004 may receive notice of and vote at the meeting.

                                          By Order of the Board

                                          /s/ DANIEL M. MOORE
April 29, 2004                            Daniel M. Moore
                                          Chief Administrative Officer
                                          and Secretary

--------------------------------------------------------------------------------

WE WOULD LIKE SHAREHOLDERS TO COME TO THE MEETING, BUT, EVEN IF YOU PLAN TO ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                  SYNTEL, INC.
                      525 EAST BIG BEAVER ROAD, SUITE 300
                              TROY, MICHIGAN 48083

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 3, 2004

SOLICITATION OF PROXIES

     This proxy statement and the accompanying proxy are being distributed to shareholders of Syntel, Inc. ("Syntel") in connection with the solicitation of proxies to be used at Syntel's 2004 Annual Meeting of Shareholders. The proxy is your vote as a shareholder of Syntel on the matters presented at the Annual Meeting. The Annual Meeting will be held at Syntel's global headquarters located at 525 East Big Beaver Road, Suite 300, Troy, Michigan, on Thursday, June 3, 2004, at 10:00 a.m.

     The enclosed proxy is solicited by Syntel's Board of Directors. This Proxy Statement and the enclosed proxy were first mailed or given to shareholders beginning on April 29, 2004. Syntel's 2003 Annual Report to Shareholders is also enclosed with this Proxy Statement.

     Syntel will pay the entire cost of soliciting proxies. Syntel will arrange with brokerage houses, nominees, custodians, and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at Syntel's expense.

REVOKING A PROXY

     Any person giving a proxy has the power to revoke it at any time before it is voted. There are three ways to revoke your proxy: (1) you may deliver a written notice of revocation, dated after the date of your proxy, to the inspectors of the election at or before the Annual Meeting; (2) you may deliver a later-dated proxy to the inspectors of the election at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is April 8, 2004. Each of the 40,250,064 shares of Syntel's Common Stock issued and outstanding on that date and not held in an account for Syntel's benefit is entitled to one vote on any matter voted on at the Annual Meeting. Abstentions and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as present at the Annual Meeting to determine whether a quorum exists.

                       MATTERS TO COME BEFORE THE MEETING

                             ELECTION OF DIRECTORS

     The members of Syntel's Board of Directors are organized into three classes, each class being as nearly equal in number as possible. One class of directors is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. There are currently six members of the Board. On January 1, 2004, Syntel's Board of Directors voted to expand Syntel's Board of Directors from five members to six. Syntel's Board of Directors voted to appoint Mr. Vasant Raval to the vacancy created by the increase in the number of directors, also effective on January 1, 2004.

     Two directors are to be elected at this year's Annual Meeting. They will serve for a term ending at Syntel's 2007 Annual Meeting of Shareholders and upon the election and qualification of their successors. The nominees named below have been selected by the Board of Directors. Except where the authority to do so has been withheld, it is the intention of the persons named in the proxy provided with this proxy statement to vote to elect the nominees named below as directors.

     The two persons receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected as directors. "Plurality" means that the nominee who receives the largest number of votes cast is elected as a director. Shares not voted (whether by abstention, broker non-votes or otherwise) have no effect on the election. In case a nominee is unable or declines to serve, proxies will be voted for another person designated by the Board of Directors to replace the nominee. However, the Board of Directors does not anticipate this will occur.

     Information concerning the nominees for election and the directors continuing in office, with respect to age and positions with Syntel or other principal occupations for the past five years follows.

NOMINEES FOR ELECTION AS A DIRECTOR UNTIL THE 2007 ANNUAL MEETING

     George R. Mrkonic, age 51, served as the Vice Chairman of Borders Group, Inc., a retailer of books, music, and educational entertainment media products headquartered in Ann Arbor, Michigan from December 1994 until January 2002, and has served as a director of Borders Group, Inc. since August 1994. Mr. Mrkonic is also a director of (i) Galyan's Trading Company, Inc., a specialty retailer that offers a broad range of products that appeal to consumers with active lifestyles, (ii) Nashua Corporation, a manufacturer of specialty imaging products and services to industrial and commercial customers to meet various print application needs, (iii) Guitar Center, Inc., the nation's leading retailer of guitars, amplifiers, percussion instruments, keyboards and pro-audio and recording equipment, and (iv) Brinker International, Inc., the parent company of a diverse portfolio of casual dining restaurant concepts. Mr. Mrkonic has been a director of Syntel since August 1997 and was recommended for nomination for election at this annual meeting of Syntel's shareholders by the full Board of Directors.

     Vasant Raval, age 64, has been a Professor and Chair of the Department of Accounting at Creighton University since 2001. Mr. Raval joined the faculty of Creighton University in 1981 and has served as Professor of Accounting and Associate Dean and Director of Graduate Programs at the College of Business Administration. Mr. Raval is also a director of InfoUSA, Inc., a provider of business and consumer information products, database marketing services, data processing services, and sales and marketing solutions. Mr. Raval has been a director of Syntel since January 2004 when he was appointed by the Board of Directors to fill a vacancy created by the expansion of Syntel's board from five members to six and was recommended for nomination for election at this annual meeting of Syntel's shareholders by the full Board of Directors.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2005 ANNUAL MEETING

     Neerja Sethi, age 49, is a co-founder of Syntel and has served as a Vice President and a director since Syntel's formation in 1980. Ms. Sethi is the spouse of Mr. Desai.

     Douglas E. Van Houweling, age 60, has been Chief Executive Officer and President of the University Corporation for Advanced Internet Development (UCAID) since November 1997. UCAID is the not-for-profit organization created by the higher education community to support continued development of the Internet through the Internet2 project. Dr. Van Houweling is also a Professor of Information at the University of Michigan. Dr. Van Houweling is also a director of Adaptec, Inc., a provider of electronic data storage access solutions. Dr. Van Houweling has been a director of Syntel since August 1997.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2006 ANNUAL MEETING

     Bharat Desai, age 51, is a co-founder of Syntel and has served as its President and Chief Executive Officer and as a director since its formation in 1980. He has also served as Chairman of the Board since February 1999. Mr. Desai is the spouse of Ms. Sethi.

     Paritosh K. Choksi, age 51, is Executive Vice President, Chief Operating Officer, and Chief Financial Officer and a director of ATEL Capital Group, a financial services management company, and has served in those capacities since April 2001. From May 1999 to April 2001, Mr. Choksi was Chief Financial Officer,

Senior Vice President, and a director of ATEL Capital Group. From December 1997 through April 1999, Mr. Choksi was Chief Financial Officer of Wink Communications, a developer of interactive television. Mr. Choksi has been a director of Syntel since August 1997.

COMPENSATION OF DIRECTORS

     Directors who are also employees of Syntel do not receive any additional compensation for their service as a Director. Directors who are not employees of Syntel are paid a $25,000 annual retainer as well as $2,000 for attending each Board meeting and $500 for attending each committee meeting which is not held on the same day as a Board meeting. Committee chairpersons also receive annual retainers in addition to those they receive as Board members. The Audit Committee chairperson receives an annual retainer of $10,000 and all other committee chairpersons receive an annual retainer of $5,000. In addition, starting this year, each non-employee director will receive, under Syntel's 1997 Stock Option and Incentive Plan, 6,000 shares of restricted stock at the annual shareholder meeting at which the director is elected to a three year term. The restricted stock will vest over the term of the directors service, with one third or 2,000 of the shares of restricted stock vesting on each of the first three anniversaries of the grant date. At this year's Annual Meeting of Shareholders only, the continuing directors will also receive restricted stock. If they have one year remaining on their term in office, they will receive 2,000 shares of restricted stock which will vest on the first anniversary of the grant date. If they have two years remaining on their term in office, they will receive 4,000 shares of restricted stock, one half of which will vest on each of the first two anniversaries of the grant date. All directors are also reimbursed for travel expenses incurred in connection with attending Board and committee meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors meets regularly, at least once each quarter. During 2003, the Board of Directors held eight meetings. The standing committees established by the Board of Directors are described below. The Board of Directors has determined that each of Messrs. Choksi, Mrkonic, Raval, and Van Houweling are independent under the listing standards of the National Association of Securities Dealers ("NASD") in that such directors have no relationships which would interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

     Audit Committee. The Audit Committee is responsible for, among other things, appointing an independent accounting firm to conduct the independent audit of Syntel, periodically reviewing the qualifications of Syntel's independent auditors, reviewing the scope and results of any audit, and reviewing fees charged by the independent auditors for audit service, non-audit service, and related matters. The Audit Committee met twelve times during 2003. The members of the Audit Committee are Vasant Raval (Committee Chairperson), Paritosh K. Choksi, and George R. Mrkonic, Jr. The Board has determined that Vasant Raval is an "audit committee financial expert" and that each member of the Audit Committee is independent and qualified to serve on the Committee under the NASD listing standards. The Audit Committee charter is attached to this proxy statement as Appendix A.

     Compensation Committee. The Compensation Committee develops and monitors the executive compensation policies of Syntel. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans, including bonuses, for the chief executive officer, other officers, and the key employees of Syntel. The Compensation Committee also administers Syntel's 1997 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan. The Compensation Committee met ten times during 2003. The members of the Compensation Committee are Douglas E. Van Houweling (Committee Chairperson), Paritosh K. Choksi, and George R. Mrkonic, Jr. The Board has determined that each member of the Committee is independent under NASD listing standard.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was established in March 2004. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors nominees, including nominees submitted by shareholders, who are qualified to serve on Syntel's Board of Directors, to develop and periodically review corporate governance principles for Syntel, and oversee the evaluation of board members and management. As a recently established committee, the Nominating and Corporate Governance Committee did not meet during 2003. The members of the Nominating and Corporate Governance Committee are George R. Mrkonic, Jr. (Committee Chairperson), Paritosh K. Choksi, and Douglas E. Van Houweling. The Board of Directors has determined that each member of the Committee is independent. The Nominating and Corporate Governance Committee charter is attached to this proxy statement as Appendix B.

     The Nominating and Corporate Governance Committee's policy with respect to the consideration of director candidates recommended by shareholders is that it will consider such candidates on the same basis as it considers all director candidates. In considering director candidates, the Nominating and Corporate Governance Committee will consider such factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and qualified advisors. These factors may include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other board members, and the extent to which the candidate would be a desirable addition to the board and any committees of the board.

     The Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and other board members and management, as well as shareholders. Previously, the Board of Directors has retained third party search firms from time to time to identify and evaluate candidates, and the Nominating and Corporate Governance Committee is authorized to continue that practice. The Nominating and Corporate Governance Committee is authorized to engage or consult from time to time, as appropriate, at Syntel's expense, consultants, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities.

     Executive Committee. The Executive Committee was established in March 2004. The Executive Committee assists the Board of Directors in discharging its duties relating to Syntel's strategic vision. As a recently established Committee, the Executive Committee did not meet during 2003. The members of the Executive Committee are Paritosh K. Choksi (Committee Chairperson), Bharat Desai, and Neerja Sethi.

MEETING ATTENDANCE AND COMMUNICATIONS

     During 2003, all current directors attended at least 75% of the meetings of the board of directors and the committees on which they served. In 2003, two directors attended the annual meeting of shareholders. Syntel does not have a policy on individual director attendance at annual shareholder meetings. Shareholders may send written communications to the board, committees of the board, and individual directors by mailing those communications to our Corporate Secretary at Syntel, Inc., 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083, who will forward all such communications to the addressee(s).

                             EXECUTIVE COMPENSATION

                         COMPENSATION COMMITTEE REPORT

     Compensation policies for executive officers are developed and monitored by the Compensation Committee of the Board of Directors. The Committee recommends to the Board of Directors the nature and amount of compensation for all executive officers. This Committee consists of three independent directors who are neither officers nor employees of Syntel.

COMPENSATION POLICIES

     Syntel's executive compensation policies are designed to encourage and reward executive efforts which create shareholder value through achievement of corporate objectives and performance goals and, as a result, to align the interests of executives with those of shareholders. More specifically, Syntel's compensation policies can be summarized as:

          (a) annual base salaries targeted to be competitive with other leading information technology ("IT") services companies with which Syntel competes for talent;

          (b) annual cash bonuses based on improved performance by Syntel; and

          (c) long-term incentive-based compensation through Syntel's 1997 Stock Option and Incentive Plan and Employee Stock Purchase Plan which is used to link executive performance to shareholder interests, encourage stock ownership in Syntel and provide an incentive to create long-term shareholder value.

     Each component of compensation (annual base salary, annual cash bonus, and long-term performance incentives) is described more fully below.

ANNUAL BASE SALARIES

     Executive salaries are intended to be competitive with other leading IT services companies with which Syntel competes for personnel. Executive salary levels are based on level of job responsibility, individual performance, and published compensation data for comparable companies. These factors were used by the Committee in determining the Executive Officers' 2003 annual base salary compensation.

ANNUAL CASH BONUSES

     Annual incentive-based compensation is provided primarily through cash bonuses. Bonuses are based upon the achievement of specified individual and corporate goals, as well as a review of personal performance, which is determined at the discretion of the Committee. These factors were used by the Committee in determining the Executive Officers' 2003 bonus compensation.

LONG-TERM PERFORMANCE INCENTIVES

     The Committee grants stock options, with ten-year terms at an exercise price equal to the fair market value on the date of grant, having a value based on the level of stock price appreciation over the market price on the date of grant. This provides an incentive for executives to develop shareholder value and rewards them in proportion to the gain received by other shareholders. The Committee considers the level of stock options granted by comparable IT services companies and the number of Company stock options previously granted in reaching its decision to make additional grants of stock options, but does not have a specific weighting formula for each factor. The Committee did not grant any long-term performance incentives to continuing executive officers in 2003.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits to $1 million the corporate tax deduction for compensation paid to certain executive officers unless the compensation is based on non-discretionary, pre-established performance goals. The Committee believes that both annual incentive bonuses and stock options granted as long-term performance incentives meet the requirements for fully deductible compensation under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee uses the same procedures described above for the other executive officers in setting the annual salary and bonus for Bharat Desai, Syntel's Chief Executive Officer. The Committee will evaluate the performance of Mr. Desai at least annually based upon both Syntel's financial performance and the extent to which the strategic and business goals established for Syntel are met. The Committee does not assign relative weights or rankings to particular factors, but makes its determination based upon a consideration of all such factors. Mr. Desai's annual base salary for 2003 was based upon his historical compensation as well as the factors listed above. His 2003 annual bonus compensation was based upon goals set with regard to Syntel's revenue and earnings per share.

                                          COMPENSATION COMMITTEE
                                          Douglas E. Van Houweling, Chairperson
                                          Paritosh K. Choksi
                                          George R. Mrkonic

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation of Syntel's Chief Executive Officer and the other four most highly compensated executive officers of Syntel for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                            ANNUAL COMPENSATION        ------------
                                       -----------------------------    SECURITIES
                                       FISCAL                           UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR    SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------            ------   ---------   --------   ------------   ---------------
Bharat Desai,........................   2003    $300,000         -0-         -0-            -0-
  Chairman, President, and              2002     300,000    $500,000         -0-            -0-
  Chief Executive Officer               2001     300,000         -0-         -0-            -0-

Prakash Kenjale,.....................   2003     160,000      54,600         -0-        $ 3,872(1)
  Chief Technology Officer              2002     160,000      25,000         -0-          3,195(1)
                                        2001     158,333      15,000         -0-          2,506(1)

Marlin Mackey,.......................   2003     220,000     100,295         -0-            -0-
  Senior Vice President,                2002     220,000      70,000         -0-            -0-
  Global Relationships                  2001     213,333      75,000      60,000            -0-

Daniel M. Moore,.....................   2003     215,000      82,813         -0-          1,140(1)
  Chief Administrative Officer          2002     215,000      88,595         -0-          1,050(1)
  and Secretary                         2001     214,167      50,000      15,000            970(1)

Rajiv Tandon,........................   2003     230,000      82,013         -0-         12,000(2)
  Senior Vice President,                2002     220,417      42,000         -0-         11,700(2)
  North American Operations             2001     225,000      70,000      50,000         11,500(2)

---------------

(1) These amounts reflect payments by Syntel for life insurance upon the named executive officer.

(2) These amounts are city allowances for working in a Syntel office located in a metropolitan area with a high cost of living.

OPTION/SAR GRANTS IN LAST FISCAL PERIOD

     Syntel did not grant any stock options or stock appreciation rights to the persons named in the Summary Compensation Table during the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercise of stock options during the last fiscal year by the persons named in the Summary Compensation Table and the value of each of those person's unexercised in-the-money options held at the end of the last fiscal year.

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                          OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                           SHARES                            YEAR-END(#)              FISCAL YEAR-END($)(1)
                        ACQUIRED ON       VALUE      ---------------------------   ---------------------------
NAME                    EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    ------------   -----------   -----------   -------------   -----------   -------------
Bharat Desai..........        -0-             -0-         -0-            -0-             -0-            -0-
Prakash Kenjale.......      2,700      $   31,293      16,050         10,000        $273,251       $197,010
Marlin Mackey.........     77,163       1,367,370       9,000         30,000         148,059        591,030
Daniel M. Moore.......     35,000         570,260         -0-         10,500             -0-        206,861
Rajiv Tandon..........     64,595         972,691      30,905         25,000         509,390        492,525

---------------

(1) Assumes a market price of $24.701 per share, which was the last sale price before the close of Syntel's fiscal year on December 31, 2003. At April 8, 2004 the last sale price was $27.82 per share.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on Syntel's Common Stock to the cumulative total shareholder returns for the S&P 500 Stock Index and for an index of peer companies selected by Syntel. The period for comparison is for five years from December 31, 1998, through December 31, 2003, the end of Syntel's last fiscal year. The peer group index is composed of CIBER, Inc., Computer Horizons Corp., Computer Sciences Corporation, Electronic Data Systems Corporation, Keane, Inc., and Sapient Corporation. These companies were selected based on similarities in their service offerings and their competitive position in the industry. In prior years, Cambridge Technology Partners, Inc. was included in the index of peer companies selected by Syntel. In 2001, Cambridge Technology Partners, Inc. was acquired by Novell, Inc. and was no longer a separate publicly traded entity. For that reason, use of information concerning the performance of Cambridge Technology Partners, Inc. has been excluded from all calculations used in completing the performance graph.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                    AMONG SYNTEL, INC., S&P 500 STOCK INDEX
                        AND AN INDEX OF PEER COMPANIES*

                              [PERFORMANCE GRAPH]

                                      12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                                      --------   --------   --------   --------   --------   --------
Syntel, Inc. .......................    $100       $143       $ 51       $114       $186       $231
S&P 500 Stock Index.................    $100       $120       $107       $ 93       $ 72       $ 90
Peer Group Index....................    $100       $181       $106       $119       $ 42       $ 55

---------------

* Assumes that the value of an investment in Syntel's Common Stock and each index was $100 on December 31, 1998 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for, among other things, appointing an independent accounting firm to conduct the independent audit of Syntel, periodically reviewing the qualifications of Syntel's independent auditors, reviewing the scope and results of any audit, and reviewing fees charged by the independent auditors for audit services, non-audit services, and related matters. Earlier this year, the Board of Directors adopted an amended Audit Committee Charter, which is attached to this proxy statement as Appendix A.

     The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare Syntel's financial statements, to plan or conduct audits, or to determine that Syntel's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Syntel's management is responsible for preparing Syntel's financial statements and for maintaining internal control. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of Syntel in conformity with generally accepted accounting principles.

     The Audit Committee has reviewed and discussed Syntel's audited consolidated financial statements with management and with Ernst & Young LLP, Syntel's independent auditors for 2003, both with and without management present. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received from Ernst & Young LLP the written statements and the letter required by Independence Standards Board Standard No. 1, has discussed Ernst & Young's independence with them, and has considered the compatibility of non-audit services with the auditor's independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, inclusion of the audited consolidated financial statements in Syntel's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Vasant Raval, Chairperson
                                          Paritosh K. Choksi
                                          George R. Mrkonic, Jr.

INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP was selected by the Audit Committee to serve as Syntel's independent accountant for the first quarter of 2004. Ernst & Young also served as Syntel's independent accountant for Syntel's 2003 quarterly and year end financial statements and its 2002 year end financial statements. The Audit Committee is still in the process of selecting the independent accountant for the remainder of 2004. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions. PricewaterhouseCoopers LLP served as independent accountant for Syntel and reviewed its quarterly financial statements during 2002.

     Audit Fees. Syntel was billed a total of $239,725 by Ernst & Young for professional services rendered in connection with the audit of Syntel's financial statements for the 2003 fiscal year end and reviews of Syntel's financial statements for quarterly reports and other statutory and regulatory filings during 2003. Syntel was billed a total of (i) $97,150 by Ernst & Young for professional services rendered in connection with the audit of Syntel's financial statements for the 2002 fiscal year end and (ii) a total of $50,844 by PricewaterhouseCoopers for reviews of Syntel's financial statements for quarterly reports and other statutory and regulatory filings during 2002.

     Audit-Related Fees. Syntel engaged Ernst & Young for assurance and related services related to audits of employee benefit plans and statutory audit services relative to two of Syntel's subsidiaries, Syntel India Ltd. and Syntel Deutschland GmbH. The professional fees in connection with these services amounted to $25,905 billed in 2003 and $15,651 billed in 2002. Syntel was not billed by PricewaterhouseCoopers for audit-related fees during 2002.

     Tax Fees. Syntel was billed a total of $329,152 by Ernst & Young for tax compliance, tax advice, and tax planning services in 2003. Syntel was billed a total of $64,355 by Ernst & Young for tax compliance, tax advice, and tax planning services in 2002 and was billed nothing by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning services in 2002.

     All Other Fees. Syntel was billed $10,207 by Ernst & Young for other services during the 2003 fiscal year. Syntel was billed nothing by Ernst & Young and $33,000 by PricewaterhouseCoopers for other services during the 2002 fiscal year. During 2003, the other services provided by Ernst & Young consisted of consulting on transfer pricing, dividends, and other miscellaneous advisory services. During 2002, the other services provided by PricewaterhouseCoopers consisted of consulting on goodwill evaluation, stock warrants, and other miscellaneous advisory services.

     With regard to both Ernst & Young for fiscal year 2003 and fiscal year end 2002 and PricewaterhouseCoopers for fiscal year 2002, the Audit Committee determined that their provision of non-audit services was not incompatible with maintaining their independence as independent accountant to Syntel. It is the Audit Committee's policy that all services to be performed by the independent accountant be approved in advance by the Audit Committee. The Audit Committee considers the impact of the fees for proposed non-audit services on the independence of the independent accountant before determining whether to give its approval.

CHANGE IN INDEPENDENT ACCOUNTANT

     On November 11, 2002, Syntel's Audit Committee voted to engage the independent accounting firm of Ernst & Young as Syntel's independent accountant for the remainder of the 2002 fiscal year and for fiscal year 2003, and dismissed PricewaterhouseCoopers.

     The reports of PricewaterhouseCoopers on Syntel's financial statements for the 2001 fiscal year did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the 2001 fiscal year and the subsequent period through November 11, 2002, there were no disagreements between Syntel and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. In addition, during the 2001 fiscal year and the period through November 11, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     During the fiscal year ended December 31, 2001, and during the subsequent interim period through November 11, 2002, Syntel did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Syntel's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of the Securities and Exchange Commission's Regulation S-K, except for accounting principles relating to Syntel's wholly-owned subsidiary, Syntel (India) Ltd., for which an Ernst & Young affiliate was previously and continues to be engaged as the independent accountant.

PRINCIPAL SHAREHOLDERS

     The following table provides information about any person known by management of Syntel to have been the beneficial owner of more than five percent of Syntel's outstanding Common Stock as of April 8, 2004.

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL    PERCENT
NAME AND ADDRESS                                               OWNERSHIP     OF CLASS
----------------                                              ------------   --------
Bharat Desai................................................  22,288,242(1)    55.2%
Neerja Sethi................................................  10,461,158(2)    25.9

---------------

(1) Includes 9,468,692 shares of Common Stock held in four trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 1,800 shares held in several educational trusts for the benefit of other individuals, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi. The business address of Mr. Desai is 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083.

(2) Includes 150,000 shares of Common Stock held in two trusts for the benefit of Ms. Sethi's descendants, of which trusts Ms. Sethi is a trustee, and 9,000 shares held in several educational trusts for the benefit of other individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai. The business address of Ms. Sethi is 525 East Big Beaver Road, Suite 300, Troy, Michigan 48083.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information, as of April 8, 2004, about the beneficial ownership of Syntel's Common Stock by the nominees, present directors and named executive officers of Syntel, and by all directors and executive officers as a group.

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
NAME                                                            OWNED(L)        CLASS
----                                                          ------------    ----------
Paritosh K. Choksi..........................................       36,785           *
Bharat Desai................................................   22,288,242(2)     55.2%
Prakash Kenjale.............................................       22,286           *
Marlin Mackey...............................................       63,637           *
Daniel M. Moore.............................................        8,748           *
George R. Mrkonic...........................................       21,240           *
Vasant Raval................................................          -0-           *
Neerja Sethi................................................   10,461,158(3)     25.9%
Rajiv Tandon................................................       47,533           *
Douglas E. Van Houweling....................................        2,500           *
All directors and executive officers as a group (13
  persons)..................................................   33,005,034        81.8%

---------------

 *  Less than 1%

(1) The number of shares shown in the table includes the following number of shares which the person specified may acquire within 60 days by exercising options which were unexercised on April 8, 2004: Paritosh K. Choksi, 8,875; Prakash Kenjale, 21,050; Marlin Mackey, 23,008; Rajiv Tandon, 30,905; Douglas E. Van Houweling, 2,500; and all directors and executive officers as a group, 108,338.

(2) Includes 9,468,692 shares of Common Stock held in four trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 1,800 shares held in several educational trusts for the benefit of other individuals, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi.

(3) Includes 150,000 shares of Common Stock held in two trusts for the benefit of Ms. Sethi's descendants, of which trusts Ms. Sethi is a trustee, and 9,000 shares held in several educational trusts for the benefit of other individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires Syntel's executive officers and directors, and persons who own more than ten percent of a registered class of Syntel's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations of the SEC to furnish Syntel copies of all Section 16(a) forms they file.

     Based solely on Syntel's review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Syntel believes that, except for the following, its officers, directors and greater than ten percent beneficial owners met all applicable filing requirements during the last year. The following persons filed the listed reports after their due dates: Prakash

Kenjale, one Form 4 Statement of Changes in Beneficial Ownership reporting one transaction and Marlin Mackey, one Form 4 Statement of Changes in Beneficial Ownership reporting one transaction.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders must be received by Syntel not later than December 23, 2004 if they are to be included in Syntel's Proxy Statement for the 2005 Annual Meeting of Shareholders. Such proposals should be addressed to the Secretary at Syntel's executive offices.

     Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders which are not to be included in Syntel's Proxy Statement for that meeting must be received by Syntel not before March 4, 2005 and not later than April 5, 2005; or, for any special meeting of shareholders, no later than 10 days after the day of the public announcement of the date of the special meeting in accordance with the procedures contained in Syntel's Bylaws. Such proposals should be addressed to the Secretary at Syntel's executive offices.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 2004 Annual Meeting of Shareholders other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on those matters.

                                          By Order of the Board of Directors,

                                          /s/ DANIEL M. MOORE
                                          Daniel M. Moore
                                          Secretary

April 29, 2004

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                 (APPROVED AND EFFECTIVE AS OF MARCH 15, 2004)

PURPOSE

     Syntel, Inc. (the "Corporation") shall maintain an Audit Committee (the "Committee") which will assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to (i) the financial reporting process of the Corporation and the audits of the Corporation's financial statements, (ii) the system of internal controls that management has established; (iii) the internal and independent audit process; (iv) compliance with legal and regulatory requirements; (v) preparation of the reports required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Corporation's annual proxy statement; and (vi) the independent auditor's qualifications and independence.

     While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Committee is not responsible for planning or conducting the audit or determining whether the Corporation's financial statements are complete and accurate and in accordance with applicable accounting rules. Such activities are the responsibility of management and the Corporation's independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Corporation's financial statements or guarantors of the Corporation's independent auditors' reports. It is not the duty or responsibility of the Committee to ensure that the Corporation complies with all laws and regulations. The Committee and each of its members shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.

MEMBERSHIP

     The Committee shall consist of at least three members of the Board. Committee members and the Chairperson of the Committee shall be recommended by the Corporation's Nominating and Corporate Governance Committee and appointed by the Board and may be removed by the Board, with or without cause. The members of the Committee shall meet the independence and experience requirements of the NASDAQ Stock Market.

     Simultaneous service on the audit committees of more than three public companies will be reviewed by the Board for a determination of whether such service impairs the effective service of the Committee member. This determination will be reported in the Corporation's annual proxy statement.

MEETINGS

     The Committee shall hold meetings once a quarter, or more frequently as determined by the Chairman of the Committee, and special meetings as necessary. An agenda listing matters to be considered shall be prepared and circulated to the Committee prior to each meeting along with any materials related to agenda items. Minutes of each meeting shall be prepared afterwards. The Committee may retain special independent counsel or special accounting or other expert assistance to advise the Committee at the Committee's discretion. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Chairperson of the Committee may represent the entire Committee for required quarterly discussions with the independent auditor.

     A majority of the members of the Committee constitutes a quorum for the transaction of business at any meeting. The vote of a majority of the members of the Committee present at any meeting at which there is a quorum shall be necessary to approve the acts of the Committee. A member of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation in a meeting in this manner constitutes presence in person at the meeting.

RESPONSIBILITIES

     The Committee shall make regular reports to the Board concerning its activities and findings. The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Committee.

     The Committee's responsibilities include the following:

  INTERNAL COMMITTEE PROCESSES/PROCEDURES:

     1. Annually review and reassess the adequacy of this charter and submit it to the Board for approval.

     2. Annually review the performance of the Committee and report to the Board the results of such evaluation.

     3. Periodically, at the discretion of the Committee, review and recommend to the Board for approval the adequacy of insurance coverage.

     4. Establish hiring policies for employees or former employees of the independent auditors.

     5. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     6. The Committee shall engage, and determine funding for independent counsel and other advisors, such as accountants, outside advisors, consultants or others, without Board approval, to assist in the conduct or an investigations or as the Committee determines appropriate to advise or assist in the performance of its duties.

  DISCUSSIONS WITH AUDITORS:

     1. Annually review with the independent auditors the scope and results of the independent audit and the opinions and recommendations of the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     2. Ensure that the independent auditors prepare and deliver annually to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Corporation, consistent with Independent Standards Board Standard No. 1; actively engage in a dialogue with the independent auditors with respect to all relationships or services disclosed in the Statement that may impact the auditors' objectivity and independence; and take, or recommend that the full board take, appropriate action to satisfy itself of the independent auditors' independence.

     3. Discuss quarterly with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of their annual audit or quarterly reviews and any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to the letter.

     4. Review major changes to the Corporation's accounting principles and practices as suggested by management and discuss periodically with the independent auditor its judgments about the quality of the Corporation's accounting principles and financial reporting practices.

     5. Receive periodic reports from the independent auditor regarding the auditors' independence, discuss such reports with the independent auditors, review the non-audit services performed by the independent auditors and the fees charged therefor to ensure that performance of those services does not impair the independence of the auditors, and, if in the Committee's opinion necessary, recommend that the Board of Directors take appropriate action to insure the independence of the auditor.

     6. Review with independent accountants any audit problems or difficulties with management's response.

  DISCUSSIONS WITH MANAGEMENT:

     1. Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

     2. Periodically review the status of any legal matters, including inquiries received from regulators or government agencies, which may have a material financial impact on the Corporation or seriously affect the reputation of the Corporation.

     3. Periodically review with management the programs and procedures to assure compliance with laws, regulations and corporate policy.

     4. The Committee shall seek any information it requires from employees or external parties.

     5. Employees and external parties will be directed to cooperate and comply with the Committee's requests.

     6. Review summaries of reports to management prepared by the internal auditors and management's responses.

     7. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such risks.

  INTERNAL CONTROL:

     1. Review on a continuing basis the adequacy of internal controls, including meeting periodically with management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     2. At least annually, obtain and review a report by the independent auditors describing: the accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company in order to assess the auditors' independence.

     3. Obtain reports from management, the Corporation's internal auditor, and the independent auditor that the Corporation's subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Corporation's code of ethical conduct.

     4. At the discretion of the Committee, review executive officer travel and entertainment expenses, including executive perquisites, to assess the reasonableness and appropriate documentation of the expenses.

  AUDITOR QUALIFICATION AND RETENTION:

     1. Annually review the qualifications and fees of candidates and then recommend to the Board the independent accounting firm to conduct the independent audit of the Corporation, which firm shall be ultimately accountable to the Committee, and periodically review the performance of the independent auditor and, if so determined by the Committee, recommend that the Board of Directors replace the independent auditor.

     2. Approve guidelines for the retention of the independent auditors for audit and non-audit services and pre-approval of such services, as required by applicable laws or listing standards. Pre-approval authority may be delegated to one or more members of the Committee.

     3. Approve in advance all audit and permissible non-audit services (other than de minimus non-audit services as defined under SEC rules) to be provided by the independent auditors.

     4. Approve the appointment or dismissal of the internal auditor and periodically review with management the role and scope of the work performed by the internal auditor.

     5. The Committee shall have the sole authority for the appointment, compensation, retention and oversight of the Corporation's independent auditors.

  FINANCIAL REPORTING, SEC, MEDIA:

     1. Review analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     2. Review with management and the independent auditor the financial statements to be included in the Form 10-Q and Form 10-K before filing them with the SEC.

     3. Review and discuss the Corporation's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.

     4. Review and approve any related-party transactions required to be disclosed in the Company's annual proxy statement pursuant to Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

     5. Confirm with the independent auditor that no illegal acts have been reported by the independent auditor as required by Section 10A of the Securities Exchange Act of 1934.

     6. After preparation by management and review by the internal auditor and the independent auditor, approve the Committee report to be included in the Corporation's annual proxy statement, with the Committee's charter published as an appendix to the proxy statement at least every three years.

                                                                      APPENDIX B

                            NOMINATING AND CORPORATE
                          GOVERNANCE COMMITTEE CHARTER
                 (APPROVED AND EFFECTIVE AS OF MARCH 15, 2004)

PURPOSE

     Syntel, Inc. (the "Corporation") shall maintain a Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of which shall serve in an advisory capacity to the Board. The primary purpose of the Committee is to:

     - Identify and recommend to the Board nominees qualified to serve on the Board and Board committees;

     - Develop and recommend to the Board for its approval a set of Corporate Governance Principles applicable to the Corporation and, after their adoption, to review and assess their adequacy;

     - Oversee the evaluation of the Board and Corporation management; and

     - Make recommendations regarding director nominees submitted by shareholders of the Corporation and develop procedures for reviewing and handling shareholder proposals.

     Whenever the Corporation is legally required by law, contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors shall not be subject to the provisions of this Charter.

MEMBERSHIP

     The Committee shall consist of at least three members, each of whom shall satisfy the independence and experience requirements of applicable law and the Nasdaq Stock Market ("Nasdaq"). The Committee members and the Chairperson of the Committee shall be recommended by the committee and appointed by the Board and may be removed by the Board, with or without cause.

MEETINGS

     The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter. The Committee will meet from time to time in executive sessions without management participation. A majority of the members of the Committee shall constitute a quorum for the transaction of business.

RESPONSIBILITIES

     The Committee has the authority to retain and terminate, and shall have sole authority over any independent legal, financial or other advisors as it may consider necessary to carry out its responsibilities under this Charter, without conferring with or obtaining the approval of management or the full Board. This authority shall include the sole authority to retain and terminate any search firm used to identify director candidates and sole authority to approve the search firm's fees and other retention terms. Except to the extent prohibited by NASDAQ rules and state law, the Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Corporation.

     The Committee's responsibilities include the following:

     1. Annually review and evaluate its own performance and report to the Board on such evaluation.

     2. Develop and establish criteria, which the Board shall approve, for Board membership and oversee searches to identify qualified individuals. The Committee shall recommend that the Board select at each annual meeting or as vacancies are otherwise required to be filled, nominees for Board membership. In making its recommendations, the Committee shall:

        - Review candidates' qualifications for membership on the Board based on criteria approved by the Board. Criteria may include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board or any Board committee;

        - Review the independence of candidates as required under any applicable law and NASDAQ rules;

        - Review any director candidates submitted by shareholders;

        - In evaluating incumbent Board members, the Committee shall also consider the incumbent Board member's past performance in making its evaluation; and

        - Consider any other factors that are set forth in the Corporation's Corporate Governance Principles or are deemed appropriate by the Committee.

     3. Develop and recommend to the Board the Corporate Governance Principles for the Corporation. Periodically the Committee shall review and reassess the adequacy of such Corporate Governance Principles and recommend any proposed changes to the Board. The Committee shall also periodically review and reassess the adequacy of the Corporation's Code of Ethical Conduct as it relates to directors, and shall oversee compliance with the Code of Ethical Conduct by directors. The Committee shall generally advise the Board on the corporate governance structure and conduct of the Board.

     4. Oversee the annual self-evaluation of the Board and its committees and assist and report on such process and the results of the evaluations, including any recommendations for proposed changes to the Board. The Committee shall periodically review the size and responsibilities of the Board and its committees and recommend any proposed changes to the Board. The Committee shall evaluate the independence of each director on an annual basis, and shall report such evaluation to the Board.

     5. Oversee the annual evaluations of Corporation management.

     6. Annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     7. Certify to Nasdaq that it has adopted this Charter and that this Charter properly addresses the nominations process as required under the federal securities laws.

     8. Review any conflicts of interest that may affect the Corporation or any of its executive officers or Board members. Reports to the Board should be made to address any conflict of interest issue as deemed necessary by the Committee.

     9. The Committee shall develop orientation and continuing education guidelines for Board and Board committee members. The Committee shall periodically review these guidelines and monitor and evaluate, at least annually, each Board or committee member's cooperation in fulfilling such guidelines.

     10. The Committee shall make recommendations to the Board regarding meetings involving non-management directors. Recommendations should include frequency of such meetings, who should preside over such meetings and any other matter deemed important by the Committee.

     11. Review and make recommendations to the Board regarding proposals of shareholders that relate to corporate governance and establish procedures for handling such proposals.

     The Committee shall keep minutes of each meeting held and report to the Board periodically. This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board performance, corporate governance and any other matters that the Committee deems appropriate or is requested to be included by the Board. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.

                                       B-2
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
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[SYNTEL LOGO]



                                                                                    [ ]  Mark this box with an X if you have made
                                                                                         changes to your name or address details
                                                                                         above.
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ANNUAL MEETING PROXY CARD
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[A] ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                                                FOR             WITHHOLD

01 - George R. Mrkonic                          [ ]               [ ]

02 - Vasant Raval                               [ ]               [ ]









[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please date this proxy and sign exactly as your name appears hereon. If you sign as attorney, executor, administrator, trustee, guardian, custodian, or corporate official, please give your full title in such capacity.



Signature 1 - Please keep signature within the box        Signature 2 - Please keep signature within the box      Date (mm/dd/yyyy)


                                                                                                                       /    /
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PROXY - SYNTEL, INC.
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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 3, 2004

The undersigned appoints Bharat Desai and Daniel M. Moore, and each of them, as proxies with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of Syntel, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 3, 2004, or at any adjournment thereof.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED
NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE
VOTED IN ACCORDANCE WITH THE PROXIES' JUDGMENT.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
ENVELOPE.

(Continued and to be signed on reverse side.)